SunTrust and National Commerce
Financial Integration Update

The information provided herein contains forward looking statements. Statements that are not historical facts, including statements about SunTrust's beliefs and expectations, are forward-looking statements. These statements are based on beliefs and assumptions by
SunTrust's management, and on information currently available to such management. The forward-looking statements are intended to be subject to the safe harbor protection provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities
Exchange Act of 1934. Forward-looking statements include statements preceded by, followed by or that include the words "believes," "expects," "anticipates," "plans,"
"estimates," or similar expressions or future conditional verbs such as "will," "should,"
"would," and "could." Forward-looking statements speak only as of the date they are made, and SunTrust undertakes no obligation to update publicly any of them in light of new information or future events. Forward looking statements involve inherent risks and uncertainties. Management cautions that a number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Examples of such factors include, but are not limited to: SunTrust’s ability to successfully complete the integration of National Commerce Financial Corporation, changes in accounting principles, policies or guidelines; changes in the securities markets; changes in regulatory requirements; competitive pressures and changes in the economy. For a more thorough discussion of factors that could impact actual results, see the "A Warning About Forward-
Looking Information" section of SunTrust's 2003 annual report filed on Form 10-K with the
SEC. For further information regarding SunTrust, please read the SunTrust reports filed with the SEC and available at www.sec.gov.

1

Our Integration Vision & Focus

In order to ensure a successful integration, we are focused on:

Smooth, timely conversion and integration process allowing both legacy institutions to focus on revenue generation

Retention

Customers

Key Leadership and Employees

Cost savings achievement

2

Integration Timeline Summary

Regulatory Approval (8/04-9/04)

Change control process installed
(9/04)

Shareholder Approval (9/15/04)

Customer and employee impacts
cataloged

Leadership positions identified
8/31/04, 9/22/04

Added five new banking regions
(Memphis, South Carolina, Triad,
Triangle, Mecklenburg)
7/19/04

NCF Consumer and Small Business
checking product rolled out to
SunTrust legacy footprint

Established and communicated
management positions:

Group LOBs

Region Presidents

Region LOBs

Market Presidents

Group Functional support

Commercial Team leads

Region Credit and Marketing

Operations unit managers

All revenue producing
relationships

3Q04

4Q04

1Q05

2Q05

3Q05

Sequenced

Systems

Conversions

Begins

Branch consolidations
begin 4/22/05

Data center consolidation

Legal Closing
10/1/04

Procurement rollout
10/6/04 (anticipate $10MM
in savings by 2006)

Divestiture of deposits of
$65 million and 3 branches
12/10/04

Migration to common
pricing begins (anticipate
$25MM incremental
revenue by 2006)

Mitigation plans developed
for all customer and
employee impacts

Network connectivity and
infrastructure

Non-Systems
Conversion
Begins

Completed Systems

Conversions:

Fixed Assets

Treasury

PCS Brokerage &
Insurance

Payroll/Benefits

Accounts Payable

Officer Knowledge

General Ledger

Ongoing Employee
Communications

NCF ATM/Debit
Card Release

Buddy Bankers
Onsite

Store signage
installation

Complete Core
conversion

Trust Conversion

Bank Operations
Standard
Operational
Authorities
implementation

3

TODAY
September
October
November
December
January
February
March
April
May
June
July
August
September
Past Due
Completed
Marketing and Communications
Lines of Business
Facilities & Signage

SunTrust

Major Milestones Timeline

4

TODAY
2004
2005
September
October
November
December
January
February
March
April
May
June
July
August
September
KEY
Area
Technology
Non-Core Transitions
Procurement
Bank Operations
Legal and Financial

SunTrust

Major Milestones Timeline

5

400
350
300
250
200
150
100
50
0
86
145
56
107
164
59
157
164
178
351
64
133
11/13-11/19
11/20-12/3
12/4-12/10
12/11-12/17
12/18-12/31
1/1-1/7
1/7-1/31
2/1-2/28
3/1-3/31
4/1-4/30
5/1-5/31
6/1-12/31

SUNTRUST

Milestones by Period

Prior/Current Milestones

Upcoming Milestones

Bar chart does not exactly tie to total milestones of 1,865 as 201 milestones were completed prior to November 13, 2004.

180

Total Low Priority

826

Total Med. Priority

859

Total High Priority

56%

% Remaining

44%

% Complete

Total

Milestones

6

Milestone Summary – As of January 10th

1053

6

27

132

34

36

11

10

16

254

14

46

20

16

177

23

18

107

46

58

2

Remaining

1865

812

Total

13

7

Employee Experience

39

12

Treasury

294

162

Retail

83

49

Real Estate

65

29

Procurement

30

19

PCS

16

6

Op Risk

21

5

Mortgage

410

156

Marketing

23

9

Legal

73

27

Training

48

28

HR

32

16

Finance

326

149

EIS

37

14

Credit

44

26

Controllers

148

41

Commercial

85

39

CIB

74

16

Bank Operations

4

2

Audit

Total

Completed to Date

Working Team

7

Focused on Retaining Customers

A Service Quality Excellence
Scorecard is produced
monthly that monitors 49 key
service measures across all
lines of business and major
corporate functions.

Examples of key
measures:

Telephone banking
average speed of
answer (ASA)

ATM availability

Mortgage client
satisfaction survey
scores

Action plans are in place
to ensure service quality
is maintained in all
critical areas

Retention teams in all LOBs
are developing programs
based on results of the
customer profile analysis.

Activities scheduled in
planned waves

Special promotions

Sales opportunities

Client retention tracking
underway; will continue for
12-month period

Comprehensive
communications program
designed to inform
customers of merger-related
events or changes.

Recent customer
mailings:

Over one million
welcome letters

Securities letters and
other early conversion
communications

Upcoming major mailings
include:

Branch consolidations

Product/pricing letters
in March

Customer remediation
plans include phone
follow-up, employee
communication, training,
and scripting.

Three-phase customer analysis
identifying effects of integration
on the customer so mitigation
activities can be planned to
promote retention and client
satisfaction

Phase I  complete – over one
million households analyzed
with 80% showing minimal or
no impact.

Phases II and III include
additional analysis, action plan
development and special
analysis in support of
conversion weekend

Measurement and
Monitoring

Retention
Implementation

Communications

Customer Impact
Assessment

8

Building with Proven Talent

Key Accomplishments

Key NCF Managers named in combined organization:

Bill Reed, former CEO of NCF, named vice chairman and head of Geographic
Banking (Florida, Central, Mid Atlantic, and the Carolinas) and Sales Administration.

Richard Furr, former chief operating officer at NCF, was named chairman, president and
CEO of the Carolinas Group.

Scott Edwards, former NCF chief administrative officer, was named Carolinas Group credit officer

David Popwell, former executive vice president for Financial Enterprises at NCF, was named chairman and CEO of the Memphis Region and Executive for specialty businesses.

Integrated NCF organizational structure, major business lines and support functions into the overall SunTrust organization.

Placed more than 160 NCF managers within in a geography, a business line or a support area.

Mapped all NCF revenue producers to SunTrust position (over 3,200 positions).

Guaranteed positions to all branch personnel.

Created an Employee Experience team comprised of NCF and STI employees across lines of business, functions and geographies focused on employee communications, retention, morale, and merger readiness.

9

Announced, and on track, with our original estimate of the one-time expense goal of $125MM.

Recorded 23% or $28.4MM of one-time expenses in 4Q 04.

Anticipate the remaining $96.6MM, or 77%, will be incurred in first 3 quarters of ’05. We estimate the timing of the $96.6MM to be as follows:

  Q1 estimated: 50-55%

  Q2 estimated: 33-37%

  Q3 estimated:   8-12%

One-Time Merger Expenses Timing

Anticipated Cost Savings Summary

Total proposed cost saving initiatives represent 21% of the NCF expense baseline.

$76MM will be achieved in 2005, a 9% improvement to the previously announced goal $70MM.

By year end 2006, we expect expense savings of $125MM versus the $117MM announced goal
– a 7% improvement.

Projecting and tracking incremental merger-related revenue lift with the same level of detail and and will report revenue lift when achieved.

Merger-related cost-save benefits

($s in millions)

2005

2006

Announced Merger Benefits

$70

$117

Current Merger Benefits

$76

$125

% of Total Cost Savings Achieved

61%

100%

Cost Savings

Anticipated Cumulative

11

Anticipated Cumulative Cost Savings	
Line of Business	Top Cost Savings Initiative	2005	2006
Retail	Consolidation of branches, procurement savings	$18	$31
Commercial	EIS cost saves, procurement savings	2	3
PCS	Back office consolidation, data processing & telecom efficiencies	4	6
Mortgage	Elimination of duplicative back office functions	5	8
CIB	Back office consolidation	2	3
Total Functions Units	Function staff consolidation, branch closings	20	45
Finance & Administration	Staff consolidation, elimination of certain contracts and projects, procurement savings, technology improvements	25	29
Total		**$76**	**$125**

SUNTRUST

Anticipated Cost Savings Summary

Total Cost Saves and Top Cost Saves Initiatives by Line of Business

(dollars in millions)

12

Specialty Businesses Update

Wal-Mart

Currently operate 34 co-branded branches with the Wal-Mart Money Center name; six are branded
Wal-Mart Money Center By SunTrust Bank.

At the end of 2005, we plan to have 80 co-branded bank branches in Wal-Mart Supercenters in three states:

Florida -- 44 stores

Georgia -- 30 stores

Tennessee -- 6 stores

Branches operate using SunTrust systems and products, however, special product offers and pricing options are being designed to pilot with Wal-Mart and other in-store partners.

13